Exhibit 10.3

AMENDING AGREEMENT NO. 3

THIS AGREEMENT made as of the 11th day of December, 2006,

B E T W E E N:

AVISCAR INC.,
a corporation incorporated under the laws of Canada,

(hereinafter called the "Avis General Partner"),

- and -

BUDGETCAR INC.,
a corporation existing under the laws of Canada,

(hereinafter called the "Budget General Partner"),

- and -

BNY TRUST COMPANY OF CANADA,
a trust company incorporated under the laws of Canada and registered to carry on the business of a trust company in each of the provinces of Canada, in its capacity as trustee of STARS TRUST, a trust established under the laws of the Province of Ontario,

(hereinafter called the "STARS Limited Partner"),

- and -

MONTREAL TRUST COMPANY OF CANADA,
a trust company incorporated under the laws of Canada and registered to carry on the business of a trust company in each of the provinces in Canada, in its capacity as trustee of BAY STREET FUNDING TRUST, a trust established under the laws of the Province of Ontario,

(hereinafter called the "Bay Street Limited Partner").

WHEREAS the Avis General Partner, the Budget General Partner, the STARS Limited Partner and the Bay Street Limited Partner have entered into a fourth amended and restated limited partnership agreement made as of the 20th day of April, 2005, as amended by amending agreements between the parties dated October 11, 2005 and July 7, 2006, (collectively, the "Limited Partnership Agreement");

AND WHEREAS the Avis General Partner, the Budget General Partner, the STARS Limited Partner and the Bay Street Limited Partner wish to amend the Limited Partnership Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and covenants and agreements of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereby covenant and agree as follows:

1.  Interpretation

(a)	All words and expressions defined in the Limited Partnership Agreement and not otherwise defined in this Agreement have the respective meanings specified in the Limited Partnership Agreement.

(b)	Section headings are for convenience only.

2.  Amendments to the Limited Partnership Agreement

2.1	Section 1.1 of the Limited Partnership Agreement is hereby amended by:

(a)	deleting the definitions of "CCRG", "Normal Course Termination Date", "Parent" and "Parent Guarantee" and replacing them with the following, respectively:

""CCRG" means Avis Budget Car Rental Canada ULC together with its successors and permitted assigns;";

""Normal Course Termination Date" means:

(a)
in respect of the STARS Limited Partner, (i) if there are outstanding Bonds on December 31, 2010, March 20, 2011; or (ii) if there are no outstanding Bonds on December 31, 2010, December 31, 2010, subject, in each case, to the extension of such date until March 31, 2012 if on or before September 30, 2010 the General Partners request an extension by notice in writing to the STARS Limited Partner and the STARS Limited Partner on or before November 30, 2010 notifies the General Partners in writing that it agrees to such extension; and

(b)
in respect of the Bay Street Limited Partner, (i) if there are outstanding Bonds on December 31, 2010, March 20, 2011; or (ii) if there are no outstanding Bonds on December 31, 2010, December 31, 2010, subject, in each case, to the extension of such date until March 31, 2012 if on or before September 30, 2010 the General Partners request an extension by notice in writing to the Bay Street Limited Partner and the Bay Street Limited Partner on or before November 30, 2010 notifies the General Partners in writing that it agrees to such extension;";

""Parent" means Avis Budget Car Rental, LLC together with its successors and permitted assigns;"; and

""Parent Guarantee" means the guarantee dated December 11, 2006 made by the Parent in favour of each of the Limited Partners pursuant to which the Parent has guaranteed, among other things, certain of the General Partners' obligations hereunder, as the same may be amended or restated from time to time;";

(b)
adding the words "other than a Used Vehicle," immediately following the words "Partnership Non-program Vehicle," where such words are found in the third line of the defined term "Depreciation" and adding the words "and, for Used Vehicles, 2.5% per month" immediately following the words "on trucks and vans" where such words are found in the sixth line of such defined term;

(c)	adding the words ", other than a Used Vehicle," immediately following the word "Vehicle" where such word is found in the first line of the defined term "Partnership Program Vehicle";

(d)	adding the words ", including a Used Vehicle," immediately following the word "Vehicle" where such word is found in the first line of the defined term "Partnership Vehicle"; and

(e)	adding each of the following defined terms in the appropriate alphabetical order:

""Aggregate Payables Amount" means, on any date, the aggregate amounts owing to Eligible Manufacturers or Manufacturers by the Partnership in respect of Partnership Vehicles that are included in the calculation of the Aggregate Partnership Non-program Vehicle Amount or the Aggregate Partnership Program Vehicle Amount on such date;";

""Model Year" means the calendar year assigned by a Manufacturer to a particular make and model of Vehicle as that Vehicle's "model year";";

""Partnership Model Year" means, with respect to any calendar year, the period beginning on October 1 of the prior calendar year and ending on September 30 of that calendar year, which, by way of example, means the 2007 "Partnership Model Year" is the period beginning on October 1, 2006 and ending on September 30, 2007;";

""Standby General Partner" means 1708437 Ontario Inc.;"; and

""Used Vehicle" means a Vehicle which was a used Vehicle on the date it was purchased by the Partnership and which has been designated a Model Year by the Manufacturer which is no more than one Model Year prior to the Partnership Model Year in which such Vehicle was purchased;".

2.2	Section 1.9 of the Limited Partnership Agreement is hereby amended by adding the following at the end of such section, "Schedule N - Form of Standby General Partner Acknowledgement".

2.3
Section 3.3(e) of the Limited Partnership Agreement is hereby amended by adding the words "less the Aggregate Payables Amount," immediately following the words "balance in the Principal Funding Account," where such words are found in the eleventh and twelfth lines of Section 3.3(e).

2.4	Section 5.2(i) of the Limited Partnership Agreement is hereby amended by deleting the percentage "80%" from Section 5.2(i)(i) and substituting therefor the percentage "75%"

 and by deleting the words "and (vi)" where such words are found in the tenth line of Section 5.2(i) of the Limited Partnership Agreement and substituting therefor the words "(vi) no more than 10% of the Partnership Vehicles are Used Vehicles, (vii) no Partnership Vehicle that is a Used Vehicle has mileage of more than 60,000 kilometres, and (viii)".

2.5	Section 5.2(j) of the Limited Partnership Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:

"(j) in buying Vehicles for the Partnership, other than pursuant to the Assignment and Assumption Agreement, the General Partners shall (i) buy only Vehicles produced by Manufacturers and only of the current model year or the immediately preceding model year, (ii) buy Vehicles only from (A) Approved Dealers or Manufacturers or (B) Avis or Budget System Members or the General Partners pursuant to a Licensee Vehicle Assignment Agreement and, in the case of Used Vehicles only, (C) any nationally recognized automobile auction company ("Auction Company") in the United States or Canada that is approved to sell Vehicles for Manufacturers, and (D) any finance company affiliated with a Manufacturer ("Approved Finance Company"), (iii) in the case of Vehicles (other than Used Vehicles), buy from Manufacturers and Approved Dealers only and only against a Manufacturer's invoice, (iv) buy from Avis or Budget System Members or the General Partners pursuant to a Licensee Vehicle Assignment Agreement only Vehicles that were new Vehicles when purchased by the relevant licensee or that were Used Vehicles purchased by such licensee from an Auction Company or an Approved Finance Company and that have had no other intermediate owners (except for the General Partners or Affiliates of the relevant Avis or Budget System Member) and in respect of which the Manufacturer's invoice of the relevant licensee is delivered, (v) buy Vehicles from Avis or Budget System Members or pursuant to a Licensee Vehicle Assignment Agreement for a purchase price that is (A) in the case of Partnership Program Vehicles, equal to the depreciated value ascribed to each Vehicle as at the date of such purchase pursuant to the applicable Repurchase Agreement, with a reasonable allowance for age, mileage and damage to such Vehicle, and (B) in the case of Partnership Non-program Vehicles, the fair market value of each Vehicle (which shall approximate the original cash purchase price paid by the relevant Avis or Budget System Member for such Vehicle less depreciation at a rate in accordance with Canadian GAAP but in no event less than 2% per month applied on a straight line basis, with a reasonable allowance for age, mileage and damage to such Vehicle), and (vi) ensure that title to all Vehicles bought for the Partnership is registered in the name of either the Partnership or a General Partner in accordance with Section 2.6.".

2.6	The Limited Partnership Agreement is hereby amended by adding the following as a new Section 8.11:

"8.11 Standby General Partner

(a) The Standby General Partner is hereby appointed as an additional general partner to the Partnership effective upon its execution and delivery of an acknowledgement in the form of Schedule N hereto and upon making a capital contribution to the Partnership of $10.00. The Standby General Partner shall serve in addition to the General Partners. Notwithstanding any other provision of this Agreement, the Standby General Partner shall have no rights, duties or obligations hereunder unless and until the Standby General Partner is appointed as an Additional General Partner in accordance with, and subject to, Section 8.3(a). For greater certainty, the Standby General Partner shall not be an Additional General Partner for the purposes hereof but may be appointed as an Additional General Partner by either Limited Partner in accordance with, and subject to, Section 8.3(a). Until such time as the Standby General Partner is appointed as the Additional General Partner in accordance with the terms hereof, the fee of the Standby General Partner shall be paid by the General Partners at the rate agreed to by the parties. Thereafter, such fee will be as set out in Section 8.3(a)."

2.7	Section 10.4 of the Limited Partnership Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:

"10.4 Notices

Any notice, report, communication, payment or demand required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made for all purposes if delivered personally or transmitted by telecopy or fax to the party or to an officer of the party to whom the same is directed, addressed as follows:

(a) if to the Avis General Partner, addressed to it at:

Aviscar Inc.
1 Convair Drive East
Etobicoke, ON  M9W 6Z9

Attention:  Controller
Fax No.:   (416) 213-8505

with a copy to:

Avis Budget Car Rental, LLC
6 Sylvan Way
Parsippany, N.J.
USA 07054

Attention:  Treasurer
Fax No.:   (973) 496-3560

And

Attention: Legal Department
Fax No.: (973) 496-3444

and a copy to:

Avis Budget Group, Inc.
6 Sylvan Way
Parsippany, N.J.
USA 07054

Attention:  Treasurer
Fax No.:   (973) 496-3560

(b) if to the Budget General Partner, addressed to it at:

Budgetcar Inc.
1 Convair Drive East
Etobicoke, ON  M9W 6Z9

Attention:  Controller
Fax No.:   (416) 213-8505

with a copy to:

Avis Budget Car Rental, LLC
6 Sylvan Way
Parsippany, N.J.
USA 07054

Attention:  Treasurer
Fax No.:   (973) 496-3560
and

Attention: Legal Department
Fax No.: (973) 496-3444

and a copy to:

Avis Budget Group, Inc.
6 Sylvan Way
Parsippany, N.J.
USA 07054

Attention:  Treasurer
Fax No.:   (973) 496-3560

(c) if to the STARS Limited Partner, addressed to it at:

STARS Trust
c/o BNY Trust Company of Canada
Suite 1101, 4 King Street West
Toronto, ON  M5H 1B6

Attention: George Bragg,
President and Chief Executive Officer
Fax No.: (416) 360-1711

and:

Attention:  Patricia Benjamin,
Assistant Treasurer and Trust Officer
Fax No.:   (416) 360-1711

with a copy to the STARS Securitization Agent, addressed to it at:

BMO Nesbitt Burns Inc.
1 First Canadian Place
3rd Floor Podium
Toronto, ON  M5X 1H3

Attention: Executive Managing Director,
Securitization and Structured Finance

Fax No.: (416) 359-1910

(d) if to the Bay Street Limited Partner, addressed to it at:

Bay Street Funding Trust
c/o Montreal Trust Company of Canada
100 University Avenue

11th Floor

Toronto, Ont. M5J 2Y1

Attention: Account Administrator
Fax No.: (416) 981-9777

with a copy to the Bay Street Securitization Agent, addressed to it at:

Scotia Capital Inc.
68th Floor, Scotia Plaza
40 King Street West
P.O. Box 4085, Station "A"
Toronto, Ontario
M5W 2X6

Attention: Director, Securitization
Fax No.: (416) 945-4534

(e)and if to the Rating Agency, addressed to it at:

Dominion Bond Rating Service Limited
200 King Street West
Suite 1304
Sun Life Centre, West Tower
P.O. Box 34
Toronto, ON  M5H 3T4

Attention: Executive Vice President - Structured Finance
Fax No.: (416) 593-8432

Any such notice that is given by personal delivery shall be deemed to have been received on the day of actual delivery thereof and any notice given by telecopy or fax shall be deemed to have been received on the first Business Day after the transmittal thereof.  A Partner may change its address or fax number by giving written notice of such change to the other Partners.".

2.8	The Limited Partnership Agreement is hereby amended by adding Schedule A annexed hereto as Schedule N to the Limited Partnership Agreement.

3.  Other Documents

Any reference to the Limited Partnership Agreement made in any documents delivered pursuant thereto or in connection therewith shall be deemed to refer to the Limited Partnership Agreement as amended or supplemented from time to time.

4.  Miscellaneous

(a)	With the exception of the foregoing amendments, the Limited Partnership Agreement shall continue in full force and effect, unamended.

(b)	This Agreement shall enure to the benefit of and be binding upon the parties, their successors and any permitted assigns.

(c)	This Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which when taken together, shall constitute one and the same instrument.

(d)	None of the rights or obligations hereunder shall be assignable or transferable by any party without the prior written consent of the other party.

(e)	This Agreement shall be governed and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized signatories thereunto duly authorized, as of the date first above written.

AVISCAR INC.
by:	/s/ Jean M. Sera
Name: Jean M. Sera Title: Senior Vice President and Secretary

by:	/s/ David Calabria
Name: David Calabria Title: Assistant Treasurer

BUDGETCAR INC.
by:	/s/ David B. Wyshner
Name: David B. Wyshner Title: President and Executive Vice President

by:	/s/ Paul Gallagher
Name: Paul Gallagher Title: Assistant Secretary

BNY TRUST COMPANY OF CANADA, as trustee of of STARS TRUST (with liability limited to the assets of the Trust) by its Securitization Agent, BMO NESBITT BURNS INC.
by:	/s/ Terry J. Ritchie
Name: Title:

by:	/s/Chris Romano
Name: Title:

MONTREAL TRUST COMPANY OF CANADA, as trustee of BAY STREET FUNDING TRUST (with liability limited to the assets of the trust) by its administrator, SCOTIA CAPITAL INC.
by:	/s/ Doug Noe
Name: Title:

The undersigned hereby acknowledges notice of and consents to the foregoing amendments to the Limited Partnership Agreement.

DATED this 11th day of December, 2006.

AVIS BUDGET CAR RENTAL, LLC
by:	/s/ Jean M. Sera
Name: Jean M. Sera Title: SVP and Secretary

We hereby consent to the foregoing amendments to the Limited Partnership Agreement.

DATED this 11th day of December, 2006.

DOMINION BOND RATING SERVICE LIMITED
by:	/s/ J D Marriott
Name: Title:

SCHEDULE A

Schedule N

To Limited Partnership Agreement

TO:  AVISCAR INC.
  BUDGETCAR INC.

AND TO: STARS TRUST
                   BAY STREET FUNDING TRUST

RE:  WTH FUNDING LIMITED PARTNERSHIP (the "Partnership")

The undersigned has read and understands the Fourth Amended and Restated Limited Partnership Agreement made as of April 20, 2005 between Aviscar Inc., Budgetcar Inc., STARS Trust and Bay Street Funding Trust (as amended, supplemented, revised or restated from time to time, the "Partnership Agreement") relating to the Partnership. In consideration of the admission of the undersigned to the Partnership as Standby General Partner and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned undertakes and agrees to be bound by and to observe the provisions of the Partnership Agreement as Standby General Partner.

The undersigned hereby represents and warrants that it is not a "non-resident" within the meaning of the Income Tax Act (Canada).

Terms capitalized (other than for grammatical reasons) but not defined herein have the meanings respectively assigned to them in the Agreement.

DATED this ■ day of ■, 2006.

by:	/s/
Name: Title: